UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ashford Hospitality Prime, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The following notice was mailed to stockholders on or about May 31, 2016.

ASHFORD HOSPITALITY PRIME, INC.
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING

To the Stockholders of Ashford Hospitality Prime, Inc.:

Ashford Hospitality Prime, Inc. has changed the location of its annual meeting of stockholders scheduled for Friday, June 10, 2016 beginning at 9:00 A.M. Central time.  The date and time remain unchanged.  The new location for the meeting will be the Dallas Embassy Suites located at 14021 Noel Road, Dallas, Texas 75240.

By order of the board of directors,

/s/ David A. Brooks
David A. Brooks,
Secretary

May 31, 2016